                                              *TEXT OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                              200.83 an 230.406

                          TECHNOLOGY LICENSE AGREEMENT


                                     BETWEEN


                           ELITRA PHARMACEUTICALS INC.


                                       AND


                              INCYTE GENOMICS, INC.

                           TECHNOLOGY LICENSE AGREEMENT


         THIS AGREEMENT is entered into as of this 30th day of June, 2000 (the "EFFECTIVE DATE") by and between ELITRA PHARMACEUTICALS INC. ("ELITRA"), a Delaware corporation, having its principal place of business at 3510 Dunhill Street, San Diego, CA 92121, and INCYTE GENOMICS, INC. ("INCYTE"), a Delaware corporation, having its principal place of business at 3160 Porter Drive, Palo Alto, CA 94304.

         WHEREAS, Incyte has developed and owns certain computer software providing analysis and data-management tools for handling complex information from multiple sources; and

         WHEREAS, ELITRA desires to implement such software at ELITRA; and

         WHEREAS, this Technology License Agreement shall not be considered valid or binding without execution by both Incyte and ELITRA of the Microbial Information Agreement of even date herewith; and

         NOW, THEREFORE, Incyte and ELITRA, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

         When used in this Agreement, the following definitions shall apply:

         "COMMON CODE" shall mean the common source code described in EXHIBIT B hereto.

         "DOCUMENTATION" shall mean the user's manuals provided to ELITRA along with the LifeTools-TM- Product.

         "ELITRA AFFILIATE(S)" shall mean any company or entity controlled by, controlling, or under common control with ELITRA shall include any company one hundred percent (100%) of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by ELITRA, and any company which owns or controls, directly or indirectly, one hundred percent (100%) of the voting stock of ELITRA.

         "INCYTE TECHNOLOGY" shall mean Intellectual Property Rights claiming or covering the use of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module to the extent owned or controlled by Incyte and which Incyte has an unrestricted right to license without obligation of payment to a third party.

         "INSTALLATION SITE(S)" shall mean the research facilities of ELITRA and/or any ELITRA Affiliate which will have access to the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module subject to this Agreement.

         "INTELLECTUAL PROPERTY RIGHTS" shall mean all copyrights, trademarks, service marks, trade secrets, patents, patent applications, moral rights, contract rights and other proprietary rights.


                                       1.

         "LIFETOOLS-TM- PRODUCT" shall mean version 3.1 of Incyte's set of proprietary software modules providing analysis and data-management tools for handling complex information from multiple sources, together with related software and documentation, as described generally in EXHIBIT A.

         "LIFETOOLS-TM- PRODUCT SOURCE CODE" shall mean the source code written for the LifeTools-TM- Product.

         "LINUX FARM TECHNOLOGY" shall mean a software system that provides customized scheduling functions which distribute tasks over a large number of computer systems based on Intel microprocessors and the Linux operating system.

         "PARTY" shall mean ELITRA or Incyte and, when used in the plural, shall mean ELITRA and Incyte.

         "PATENT SEARCH MODULE" shall mean [...***...] and (b) any updates or improvements to, or products substantially constituting replacements of, the foregoing.

         "RESEARCH FIELD OF USE" shall mean internal use of the LifeTools-TM-Product, at ELITRA's or an ELITRA Affiliate's facilities (a) by personnel of ELITRA or an ELITRA Affiliate or (b) by ELITRA or an ELITRA Affiliate on behalf of strategic or collaborative partners of ELITRA or otherwise in connection with ELITRA's drug discovery collaborations, in each case, for research and development applications in compliance with this Agreement. The Research Field of Use does not include (i) the right to sell the LifeTools-TM- Product, (ii) the sale or license of data analysis services (except as set forth in clause (b) above), or (iii) the use of LifeTools-TM- Product to develop commercial database products or services.

         "SOFTWARE" as generally used herein shall mean software in various stages of development or any product thereof and includes without limitation the literal elements of a program (source code, object code, manuals, instructions or otherwise), its audiovisual components (menus, screens, structure and organization), any human or machine readable form of the program, and any writing or medium in which the program or information therein is stored, written or described, including without limitation, diagrams, flow charts, designs, drawings, specifications, models, data, development tools and routines, bug reports and customer information.

2.       LICENSE GRANT; SOFTWARE USE RESTRICTIONS AND SECURITY REQUIREMENTS.

         2.1      LICENSE GRANT.  Incyte hereby grants to ELITRA:

                           (a)      a non-exclusive, fee-bearing (as set forth
in Section 4.3.2 of the Microbial Information Agreement), perpetual and irrevocable (unless terminated under Section 5.2) license under Incyte Technology to use the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module in the Research Field of Use in secure work facilities at the Installation Sites in accordance with the terms and conditions of this Agreement; and

                                               *Confidential Treatment Requested

                                       2.

                           (b)      the right to make up to three (3) copies of
the LifeTools-TM- Product, the Common Code and the Patent Search Module solely for backup or archival purposes.

         Except as specifically contemplated by the definition of "Research Field of Use," the foregoing licenses shall not include any right of ELITRA to market, license, sublicense, manufacture, sell or distribute the LifeTools-TM-Product, the Linux Farm Technology, the Common Code or the Patent Search Module for the benefit of a third party.

         2.2 OWNERSHIP. ELITRA hereby acknowledges that (a) Incyte has expended significant resources and efforts to develop the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module; (b) the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module represent highly valuable and confidential assets of Incyte; (c) Incyte is willing to grant ELITRA access to the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module in reliance that ELITRA shall protect such Software from unauthorized disclosure and use; and (d) the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module at all times during the term of this Agreement shall remain the sole and exclusive property of Incyte.

         2.3 RESERVATION OF RIGHTS. Subject to the grant of license rights ELITRA hereunder, the LifeTools-TM- Product, the Linux Farm Technology, the Common Code, the Patent Search Module and all proprietary rights, title, and other intellectual property rights, including, without limitation, patent, copyright, trademark, service mark, trade secret and trade name rights, in and to such LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module are hereby owned by Incyte. Except as expressly provided herein, Incyte shall have the sole right to use, copy, modify, adapt, create derivative works from, distribute and have distributed, sell, sublicense, license or otherwise dispose of such LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module and/or any product(s) incorporating such LifeTools-TM- Product, the Linux Farm Technology, the Common Code or the Patent Search Module.

         2.4      RESTRICTIONS ON USE AND DISCLOSURE OF SOFTWARE.

                  2.4.1 DESIGNATED CPU'S. The LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module shall only be installed at each Installation Site on a single hard disk(s) or the hard disk(s) of a designated file server whereby multiple workstation(s) do not contain copy(s) of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module installed, other than ephemerally, on the workstation hard disk. A back-up computer or file server may be designated such that a copy of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module may be installed on this computer in the event that the primary computer fails. Under no circumstances will the LifeTools-TM- Product, the Linux Farm Technology, the Common Code or the Patent Search Module be installed on any designated CPU(s) which would allow unauthorized network access (E.G., third party access via the Internet other than as specifically contemplated by the definition of Research Field of Use). Except as specifically contemplated by the definition of Research Field of Use or otherwise expressly set forth herein, all access to the LifeTools-TM-Product, the Linux Farm Technology, the Common Code and the Patent Search


                                       3.

Module, including access by facilities of ELITRA and ELITRA Affiliates other than those designated as Installation Sites, is prohibited.

                  2.4.2 NON-DISCLOSURE. Except as expressly provided herein, ELITRA shall not disclose the LifeTools-TM- Product, the LifeTools-TM- Product Source Code, the Linux Farm Technology, the Patent Search Module or Confidential Information of Incyte or transfer the LifeTools-TM- Product, or any portion thereof, or any modifications thereto, to any third party.

                  2.4.3 NO TRANSFER OR MODIFICATION. Except as expressly provided herein, ELITRA shall not sublicense, sell, assign, convey, transfer, publish, display, copy, duplicate, adapt, merge, embed, disassemble, decompile, translate, reverse engineer or otherwise modify any portion of the LifeTools-TM-Product, the Linux Farm Technology, the Common Code or the Patent Search Module (by any means whatsoever whether now known or hereafter invented). Notwithstanding the foregoing, ELITRA shall have the right to modify the LifeTools-TM- Product, the Common Code and the Patent Search Module for its internal use.

                  2.4.4 LOSS OR THEFT. ELITRA promptly shall notify Incyte of any loss, theft or unauthorized disclosure or use of LifeTools-TM- Product, the Linux Farm Technology, or the Patent Search Module which comes to ELITRA's attention.

3.       INTELLECTUAL PROPERTY.

         3.1 THIRD PARTY INTELLECTUAL PROPERTY. Subject to the warranties made hereunder as to each Party's knowledge of any third party rights that may be infringed by the uses of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module as contemplated herein, ELITRA acknowledges that, [...***...], ELITRA [...***...] , and it is hereby agreed that it shall be [...***...], if necessary, [...***...]. SCHEDULE 3.1 attached hereto is a true and complete list of third party software programs which are required for ELITRA to access and utilize the LifeTools-TM- Product and the Patent Search Module.

         3.2 DELIVERY. Incyte shall deliver the LifeTools-TM- Product, the Documentation, the Linux Farm Technology, the Patent Search Module (including the source code thereof) and the Common Code to ELITRA upon execution of this Agreement. The LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module shall be delivered on a CD-ROM and/or on such other media as the Parties shall have mutually agreed depending upon the nature and format of the information being transferred.

4.       PAYMENTS.

         4.1 FEES; PAYMENT TERMS. Payments for access and perpetual license to the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module and other related payment are included under Article 4 of the Microbial Information Agreement.

                                               *Confidential Treatment Requested
                                       4.

5.       TERM; TERMINATION.

         5.1 TERM. This Agreement shall commence as of the Effective Date and shall continue in full force and effect unless terminated as provided herein.

         5.2 TERMINATION FOR BREACH. Material failure by either Party to comply with any of its obligations under this Agreement shall entitle the other Party to give to the Party in default written notice specifying the nature of the default and requiring it to cure such default. If such default is not cured within sixty (60) days after the receipt of such notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, in addition to any other remedies available to it by law or in equity, immediately to terminate this Agreement by giving notice to the other Party. The right of a Party to terminate this Agreement, as hereinafter provided, shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

         5.3 EFFECT OF TERMINATION. In the event of termination of the Agreement by Incyte for breach by ELITRA, then it shall be ELITRA's obligation, at its expense, to discontinue use of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module, and remove the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module from each designated CPU, and promptly return any copies thereof to Incyte, or upon Incyte's written instruction, destroy all portions and copies of the LifeTools-TM- Product, the Linux Farm Technology, the Common Code and the Patent Search Module, and thereafter relinquish its rights to the LifeTools-TM-Product, the Linux Farm Technology, the Common Code and the Patent Search Module, including any rights to use, copy, modify, adapt, create derivative works with respect to same.

         5.4 DISPUTE RESOLUTION PROCEDURES. If the Parties cannot resolve a dispute arising out of or in connection with this Agreement, then any Party may, by written notice to the other, have such dispute referred to their respective officers designated below or their respective successors, for attempted resolution by good faith negotiations within 30 days after such notice is received:

                      For Incyte:               President

                      For ELITRA:               President

         Any such dispute which is not so resolved between the Parties or the designated officers of the Parties within such 30 day period shall, upon written notice from a Party to the other, be resolved by final and binding arbitration under then current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"). If the claim is filed by a Party, the venue for arbitration shall be proximate to that of the other Party. The arbitration shall be conducted by a panel of three arbitrators who are knowledgeable in the subject matter which is at issue in the dispute (the "PANEL"). Each Party shall have the right to appoint one member of the Panel, with the third member to be mutually agreed by the two Panel members appointed by the Parties, or, failing such agreement, shall be selected according to the AAA rules. In conducting the arbitration, the Panel shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery (and provided that


                                       5.

the Panel shall permit such discovery deemed necessary to permit an equitable resolution of the dispute). The decision of the Panel shall be in writing and shall set forth the basis therefor. The Parties shall abide by all awards rendered in arbitration proceedings, and such awards may be enforced and executed upon in any court having jurisdiction over the Party against whom enforcement of such award is sought. The Panel shall also determine the steps, if any, that a Party should take to correct any failure or breach by such Party pertaining to any such dispute. The Parties shall share equally the Panel's fees and expenses. The decision of the Panel shall be final and may be enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Nothing in this Agreement shall be deemed to prevent either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect either Party's intellectual property rights.

         5.5 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination. Upon any termination of this Agreement, the following provisions will not terminate, but will continue in full force and effect: Article 2 (License Grant; Software Use Restrictions and Security Requirements), except that Section 2.1 shall not survive if Incyte has terminated this Agreement for breach by ELITRA; Section
3.1 (Third Party Intellectual Property); Article 5 (Term; Termination); Section
6.4 (Disclaimers); Article 7 (Indemnity); Article 8 (Miscellaneous Provisions); and any payment obligations pursuant to ELITRA's rights which have become due and payable under the appropriate sections of this Agreement prior to the termination or expiration of this Agreement.

6.       REPRESENTATIONS AND WARRANTIES; COVENANTS.

         6.1 REPRESENTATIONS AND WARRANTIES OF INCYTE. Incyte represents and warrants to ELITRA as follows:

                           (a)      Incyte has full corporate power and
authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Incyte. This Agreement has been duly executed and delivered by Incyte and constitutes a valid and binding obligation of Incyte, enforceable against it in accordance with its terms.

                           (b)      Neither the execution, delivery nor
performance of this Agreement by Incyte will conflict with or result in the breach of any agreement to which Incyte is a party or any instrument, document, law, regulation, judgment, order or decree by which it or its assets are bound.

                           (c)      There are no material adverse proceedings,
claims or actions pending, or to the best of Incyte's knowledge, threatened, relating to the Incyte Technology as of the Effective Date of this Agreement which would materially interfere with Incyte's performance of its obligations under this Agreement. Further, Incyte shall disclose to ELITRA any material adverse proceedings, claims or action that arise and come to the knowledge of Incyte without


                                       6.

undertaking a special investigation, relating to Incyte Technology, which would materially interfere with Incyte's performance of its obligations under this Agreement.

                           (d)      Incyte is the [...***...], and [...***...].
Incyte is [...***...]. Except as set forth on Schedule 3.1, Incyte is [...***...].

                           (e)      Incyte requires [...***...], and
requiring [...***...] made within the [...***...], and only [...***...]
pursuant to [...***...].

                           (f)      For a period of [...***...] after
[...***...] is provided to [...***...]. This warranty does not apply to [...***...].

                           (g)      For a period of [...***...], when
[...***...]. Incyte does not warrant that [...***...]. Incyte will, [...***...]. Any such [...***...] provided to [...***...].

                           (h)      The term [...***...] means any [...***...]
 to (a) [...***...] or (b) [...***...]. Incyte represents and warrants that the [...***...]

                                               *Confidential Treatment Requested
                                       7.

[...***...]. Without limiting this warranty, [...***...] will use a [...***...]. ELITRA acknowledges that [...***...]. Incyte's sole obligation if [...***...], will be to [...***...], as applicable, on [...***...].

         6.2 REPRESENTATIONS AND WARRANTIES OF ELITRA. ELITRA represents and warrants to Incyte as follows:

                           (a)      ELITRA has full corporate power and
authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ELITRA. This Agreement has been duly executed and delivered by ELITRA and constitutes a valid and binding obligation of ELITRA, enforceable against it in accordance with its terms.

                           (b)      Neither the execution, delivery nor
performance of this Agreement by ELITRA will conflict with or result in the breach of any agreement to which ELITRA is a party or any instrument, document, law, regulation, judgment, order or decree by which it or its assets are bound.

         6.3 COMPLIANCE WITH LAW. Each Party shall be responsible for compliance with all applicable product safety, product testing, product labeling, package marking, and product advertising laws and regulations with respect to its own activities and commercial products. Further, ELITRA and Incyte shall each comply with the regulations of the United States and any other relevant jurisdiction concerning any export or other transfer of technology, services, or products.

         6.4      DISCLAIMERS.

                           (a)      EXCEPT AS OTHERWISE PROVIDED IN THIS
AGREEMENT, INCYTE DOES NOT MAKE ANY AND EXPRESSLY DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE LIFETOOLS-TM- PRODUCT, THE LINUX FARM TechnTECHNOLOGY, THE COMMON CODE OR THE PATENT SEARCH MODULE, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY USAGE OF TRADE OR COURSE OF DEALING INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                                               *Confidential Treatment Requested
                                       8.

                           (b)      EXCEPT AS EXPLICITLY STATED HEREIN, NEITHER
PARTY WILL BE LIABLE FOR ECONOMIC, INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY ARISING FROM SUCH PARTY'S ACTIVITIES UNDER THIS AGREEMENT.

7.       INDEMNITY.

         7.1 INDEMNIFICATION BY INCYTE. Incyte shall indemnify and hold ELITRA and its directors, officers, employees, agents, representatives and affiliates harmless from and against any loss, liability, cost or expense (including, but not limited to, reasonable attorneys' fees and costs) arising from (i) [...***...], or (ii) [...***...]; except to the extent such loss, liability, cost or expense (including attorney's fees and costs) is attributable to: (a) a violation of law, regulation or court order by ELITRA,
(b) a violation of any contractual or fiduciary duty (including misappropriation of trade secrets) owed by ELITRA to a third party, (c) recklessness or intentional misconduct of ELITRA, (d) any breach of this Agreement or misrepresentation contained herein by ELITRA, or (e) infringement by ELITRA (other than by use of the LifeTools-TM-Product, the Linux Farm Technology, or the Patent Search Module or any portion thereof) of any third party's patent rights, copyrights or other intellectual property rights.

         7.2 INDEMNIFICATION BY ELITRA. ELITRA shall indemnify and hold Incyte and its directors, officers, employees, agents, representatives and affiliates harmless from and against any loss, liability, cost or expense (including, but not limited to, reasonable attorneys' fees and costs) arising from [...***...]; except to the extent such loss liability, cost or expense (including attorney's fees and costs) is attributable to: (i) a violation of law, regulation or court order by Incyte, (ii) a violation of any contractual or fiduciary duty (including misappropriation of trade secrets) owed by Incyte to a third party, (iii) recklessness or intentional misconduct of Incyte, (iv) any breach of this Agreement or misrepresentation contained herein by Incyte, or (v) infringement by Incyte of any third party's patent rights, copyrights or other intellectual property rights.

         7.3 INDEMNIFICATION PROCEDURES. If any claim is made against either Party under Sections 7.1 or 7.2 above for which indemnification is available hereunder, the indemnifying Party, at its option, shall:

                           (a)      defend the other Party against such claim;

                           (b)      acquire for the other Party the right to
continue using any Software or product licensed hereunder that is the subject of such claim;

                                               *Confidential Treatment Requested
                                       9.

                           (c)      replace any Software or product licensed
hereunder with other Software or product for which there exists no infringement claim, which serves materially the same purpose and function as the claimed infringing Software or product; or

                           (d)      modify the Software or product to make it
non-infringing;

PROVIDED, HOWEVER, that no Party shall have any liability or obligation to the other under this Section 7.3 if any such infringement claim is based upon or arises out of:

                           (a)      any modification by the indemnified Party of
any portion of any Software or data not authorized by the indemnifying Party in writing unless without such modifications the Software would be infringing;

                           (b)      the use of the any Software or product in
violation of the license granted in this Agreement; or

                           (c)      a patent, copyright or other intellectual
property right claim in which the indemnified Party or any affiliate thereof has any direct or indirect interest by license or otherwise; or

                           (d)      use of old Software after receipt or
replacement of modified Software under (iii) or (iv) above.

If the indemnifying Party elects (i) above, the indemnifying Party, at its expense, shall have the right to control the defense and settlement of any such claim and the indemnified Party shall reasonably cooperate with the indemnifying Party, at the indemnifying Party's expense, in such defense and settlement. If the indemnifying Party elects (iii) above, the indemnified Party shall return to the indemnifying Party the claimed infringing Software or product, along with any copies, duplicates and other manifestations thereof in whatever form.

This Section 7.3 states a Party's entire liability and obligation, and the other Party's exclusive remedy, for infringement with respect to the first Party's software.

8.       MISCELLANEOUS PROVISIONS.

         8.1 NO PARTNERSHIP. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, distributorship, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

         8.2 ASSIGNMENTS. Neither Party shall assign any of its rights or obligations hereunder except: (i) [...***...]; (ii) in the case of [...***...], to any of [...***...], and in either case, provided that the [...***...], as applicable; (iii) with respect to either Party [...***...]

                                               *Confidential Treatment Requested
                                     10.

[...***...], provided that the [...***...]; (iv) [...***...]. This Agreement shall be binding, upon the successors and permitted assigns of the Parties. Any assignment not in accordance with the above shall be void. To the extent that any assignment by ELITRA hereunder would directly result in an increase in any withholding taxes for which Incyte is responsible under this Agreement, ELITRA shall be responsible for such additional taxes.

         8.3 NO TRADEMARK RIGHTS. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the names "Incyte" or "ELITRA", or any other trade name or trademark of Incyte or ELITRA or their affiliates in connection with the performance of this Agreement.

         8.4 PUBLIC ANNOUNCEMENTS. Any and all public announcements concerning this Agreement or the subject matter hereof shall be governed by the provisions of Section 8.4 of the Microbial Information Agreement.

         8.5 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement and the other agreements between the Parties of even date herewith constitute and contain the entire understanding and agreement of the Parties and cancel and supersede any and all prior negotiations, correspondence, representations, understandings and agreements, whether verbal or written, between the Parties respecting the subject matter hereof, including, without limitation, the Prior Agreement and all financial obligations of ELITRA to Incyte thereunder (whether or not accrued as of the Effective Date hereof); PROVIDED, HOWEVER, that the Confidential Disclosure Agreement between the Parties dated March 31, 2000 shall remain in full force and effect in accordance with its terms. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

         8.6 APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without reference to the conflicts of law principles thereof. The parties expressly exclude application of the United Nations Convention for the International Sale of Goods.

         8.7 NOTICES AND DELIVERIES. Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by commercial overnight courier, or transmitted by telex telegram or telecopy (facsimile, with confirmed receipt) to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party (referred to herein as "notice"). All notices shall be effective upon receipt.

                                               *Confidential Treatment Requested
                                     11.

         If to Incyte, addressed to:

                  Incyte Genomics, Inc.
                  3160 Porter Drive
                  Palo Alto, CA  94304
                  Fax: (650) 845-4574
                  Attn:  Roy Whitfield, Chief Executive Officer

         If to ELITRA, addressed to:

                  ELITRA Pharmaceuticals Inc.
                  3510 Dunhill Street
                  San Diego, CA  92121
                  Fax: (858) 410-3810
                  Attn:  Harry Hixson, Ph.D., Chief Executive Officer and
                         Chairman

         8.8 AFFILIATE PERFORMANCE. To the extent that any ELITRA Affiliate has access to the LifeTools-TM- Product or the Patent Search Module, has the right to receive any other rights or benefits under this Agreement or otherwise is obligated to perform any obligations under this Agreement, ELITRA shall cause such ELITRA Affiliate to perform in full, when due, all applicable obligations under this Agreement to the same extent as if such ELITRA Affiliate were a party to this Agreement; provided, however, that nothing in this Section 8.8 shall expand the rights or benefits of ELITRA or ELITRA Affiliates, or the obligations of Incyte, beyond those otherwise expressly set forth in this Agreement. ELITRA shall guaranty timely performance in full by such ELITRA Affiliate of all such obligations. A breach by such ELITRA Affiliate of any such obligation shall constitute a breach by ELITRA of this Agreement.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


                                     12.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.


                                      INCYTE GENOMICS, INC.



                                      By:  /s/ Randy Scott
                                         -------------------------------------

                                      Name:  Randy Scott
                                           -----------------------------------

                                      Title:  President
                                            ----------------------------------

                                      Date:  6/30/00
                                           -----------------------------------


                                      ELITRA PHARMACEUTICALS INC.



                                      By:  /s/ Harry F. Hixson, Jr.
                                         -------------------------------------

                                      Name:  Harry F. Hixson, Jr.
                                           -----------------------------------

                                      Title:  Chief Executive Officer
                                            ----------------------------------

                                      Date:  6/30/00
                                           -----------------------------------


                 SIGNATURE PAGE TO TECHNOLOGY LICENSE AGREEMENT
                                     13.

                                    EXHIBIT A

                         LIFETOOLS-TM- PRODUCT OVERVIEW


LIFETOOLS DESCRIPTION

[...***...]

                                               *Confidential Treatment Requested
                                     A-1.

[...***...]

                                               *Confidential Treatment Requested
                                     A-2.

[...***...]

                                               *Confidential Treatment Requested
                                     A-3.

                                    EXHIBIT B

                                   COMMON CODE


[... *** ...]


                                     B-1       *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]


                                     B-2       *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]


                                     B-3       *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]


                                     B-4       *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]


                                     B-5       *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-6    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-7    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-8    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-9    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-10    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-11    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-12    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-13    *CONFIDENTIAL TREATMENT REQUESTED

[... *** ...]



                                       B-14    *CONFIDENTIAL TREATMENT REQUESTED